UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 12, 2015, Idera Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters (collectively, the “Underwriters”), related to an underwritten public offering of 20,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The public offering price for the Common Stock is $3.75 per share. The underwriters have agreed to purchase the shares pursuant to the Underwriting Agreement at a price of $3.525 per share. The Company has also granted to the Underwriters a 30-day option to purchase up to an additional 3,000,000 shares of Common Stock at the same price per share. All of the shares in the offering are to be sold by the Company.

The Common Stock will be issued pursuant to a prospectus supplement dated February 12, 2015 and an accompanying base prospectus dated May 22, 2014 that form a part of the registration statement on Form S-3 that the Company filed with the Securities and Exchange Commission, which became effective May 22, 2014 (File No. 333-195896). The Company expects that the closing of the sale of the Common Stock will take place on February 19, 2015, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the validity of the Common Stock to be issued in the offering is attached as Exhibit 5.1 hereto.

Item 8.01.	Other Events

The Company issued a press release on February 13, 2015 announcing the pricing of the sale of the Common Stock. The full text of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.

Date: February 13, 2015	By:	/s/ Louis J. Arcudi, III
Louis J. Arcudi, III
Senior Vice President of Operations, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 12, 2015, between the Company and Goldman, Sachs & Co. and J.P. Morgan Securities LLC

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Press Release dated February 13, 2015